Exhibit 10.1

AMENDMENT NO. 1 TO THE WAYSTAR HOLDING CORP. STOCKHOLDERS AGREEMENT

This AMENDMENT NO. 1 TO THE WAYSTAR HOLDING CORP. STOCKHOLDERS AGREEMENT (this “Amendment”), entered into as of April 10, 2025, among (i) Waystar Holding Corp. (the “Company”); (ii) Derby LuxCo S.à r.l, in its capacity as the EQT Stockholders; (iii) CPP Investment Board Private Holdings (4) Inc., in its capacity as the CPPIB Stockholders; (iv) BCPE Derby Investor, LP, in its capacity as a Bain Stockholder; and (v) BCPE Derby (DE) SPV, LP, in its capacity as a Bain Stockholder.

RECITALS:

WHEREAS, the Company, the EQT Stockholders, the CPPIB Stockholders, the Bain Stockholders, and certain other entities and persons are parties to a Stockholders Rights Agreement, dated as of June 10, 2024 (as amended, supplemented or otherwise modified from time to time, the “Agreement”);

WHEREAS, the Company, the EQT Stockholders, the CPPIB Stockholders and the Bain Stockholders desire to amend the Agreement in order to permit the expansion of the Board of Directors of the Company to twelve directors and to revise the director resignation notice requirements applicable to EQT Director Nominees, CPPIB Director Nominees and Bain Director Nominees under certain circumstances.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: SECTION 1. Definitions. Except as otherwise defined in this Amendment, each term defined in the Agreement is used herein as defined therein.
SECTION 2. Board Size Amendment. Effective as of the Amendment Effective Date (as defined below), the first sentence of Section 2.2(a) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following sentence:

(a) Composition of the Board. At and following the date hereof, each of the Stockholders, severally and not jointly, agrees with the Company to take all Necessary Action to cause (x) the total number of directors constituting the Board to be comprised of (i) not more than twelve (12) directors for so long as any of the EQT Stockholders, CPPIB Stockholders, or Bain Stockholders have a right to nominate a director pursuant to this Section 2.2(a), and
(ii) not less than the number of directors as is required to allow for the election of each EQT Director Nominee (as defined below), CPPIB Director Nominee (as defined below), and Bain Director Nominee (as defined below), as well as each Independent Director Nominee (as defined below) and the CEO Director Nominee (as defined below) and (y) those individuals to be nominated in accordance with this Section 2.2, initially (i) two (2) of whom have been nominated by the EQT Stockholders, initially Ethan Waxman and Eric Liu, and thereafter designated pursuant to Section
2.2(b) or Section 2.2(g) (each, an “EQT Director Nominee”), (ii) one (1) of whom has been nominated by the CPPIB Stockholders, initially Samuel Blaichman, and thereafter designated pursuant to Section 2.2(c) or Section 2.2(g) (the “CPPIB Director Nominee”), (iii) one (1) of whom has been nominated by the Bain Stockholders, initially Paul Moskowitz, and thereafter designated pursuant to Section 2.2(d) or Section 2.2(g) (the “Bain Director Nominee”, and together with the EQT Director Nominees and the CPPIB Director Nominee, the “Stockholder Nominees”), (iv) five (5) of whom have been nominated pursuant to Section 2.2(e) or Section 2.2(g) (each, an “Independent Director Nominee”), and (v) one of whom shall be the then-serving Chief Executive Officer of the Company (p rovided, however, that if, as of the date of such nomination, the person then-serving as Chief Executive Officer is not expected to be in office as the Chief Executive Officer as of the date of the relevant meeting, the Company shall not be required to nominate such person and may instead nominate such person, if any, who is expected to be serving as

Chief Executive Officer (or interim Chief Executive Officer) as of the date of such meeting (the “CEO Director Nominee”)).

SECTION 3. Resignation Notice Amendment. Effective as of the Amendment Effective Date, the first sentence of Section 2.2(f) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following sentence:

(f) Decrease in Directors. Upon any decrease in the number of directors that the EQT Stockholders, the CPPIB Stockholders, or the Bain Stockholders, as applicable, are entitled to designate for nomination to the Board pursuant to Section 2.2(b), Section 2.2(c), or Section 2.2(d), the EQT Stockholders,
the CPPIB Stockholders, or the Bain Stockholders, as applicable, shall take all Necessary Action to cause the appropriate number of EQT Director Nominees, the CPPIB Director Nominee, or the Bain Director Nominee, as applicable, to offer to tender their resignation at least sixty (60) days prior to the expected date of the Company’s annual meeting of stockholders for which the Company has not yet proposed a slate of directors and at which such EQT Director Nominee, CPPIB Director Nominee, or Bain Director Nominee, as applicable, that has offered or will offer to tender his or her resignation would otherwise be nominated for election; p rovided, that, for the avoidance of doubt, such resignation may be made effective as of the last day of the then-current term of such director.

SECTION 3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of 12:01 a.m. (New York City time) on the date (such date, the “Amendment Effective Date”) that each of the Company, the EQT Stockholders, the CPPIB Stockholders and the Bain Stockholders has executed and delivered counterparts of this Amendment in accordance with Section 4.2 of the Agreement.

SECTION 4. Miscellaneous.

(a)On and after the Amendment Effective Date, (i) each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Agreement shall mean and be a reference to the Agreement after giving effect to this Amendment.

(b)Except as specifically modified or waived by this Amendment, the Agreement, shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of the Agreement, except as specifically provided herein.

(c)This Amendment may be executed and delivered in one or more counterparts and by fax, email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same agreement.

(d)This Amendment shall be construed in accordance with and governed by the Law of the State of Delaware.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their proper and duly authorized officers as of the day and year first above written.

THE COMPANY: WAYSTAR HOLDING CORP.

By:    /s/ Gregory R. Packer Name: Gregory R. Packer
Title:    Chief Legal Officer & Secretary

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

THE EQT STOCKHOLDERS:

DERBY LUXCO S.À R.L

By:    /s/ Loman Douvier Name: Loman Douvier Title:    Manager

By:    /s/ Sanjay Fullee Name: Sanjay Fullee Title:    Manager

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

THE CPPIB STOCKHOLDERS:

CPP INVESTMENT BOARD PRIVATE HOLDINGS (4) INC.

By:    /s/ Sam Blaichman Name: Sam Blaichman
Title:    Managing Director, Head of Direct Private Equity

[Signature Page to Amendment No. 1 to the Stockholders Agreement]

THE BAIN STOCKHOLDERS:
BCPE DERBY INVESTOR, LP By:    BCPE Derby GP, LLC
Its:    General Partner

By:    Bain Capital Fund XI, L.P. Its:    Member

By:    Bain Capital Partners XI, L.P. Its:    General Partner

By:    Bain Capital Investors, LLC Its:    General Partner

By:    /s/ Paul Moskowitz Name: Paul Moskowitz Title:    Authorized Signatory

BCPE DERBY (DE) SPV, LP

By:    BCPE Derby (DE) SPV (GP), LLC
Its:    General Partner

By:    Bain Capital Fund XI, L.P. Its:    Member

By:    Bain Capital Partners XI, L.P. Its:    General Partner

By:    Bain Capital Investors, LLC Its:    General Partner

By:    /s/ Paul Moskowitz Name: Paul Moskowitz Title:    Authorized Signatory

[Signature Page to Amendment No. 1 to the Stockholders Agreement]